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                                                                      EXHIBIT 24
STATE OF ALABAMA          )

COUNTY OF JEFFERSON       )


                               POWERS OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors whose signatures appear below hereby constitute and appoint Aubrey D. Barnard and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-3 relating to the registration of $2.50 par value common stock in connection with the acquisition of Realty Rental Company, Inc., including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                 Dated as of this 15th day of May, 1996.

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
/s/ WALLACE D. MALONE, JR.                                  /s/ AUBREY D. BARNARD
- ---------------------------------------------------         ---------------------------------------------------
        Wallace D. Malone, Jr. - Chairman                             Aubrey D. Barnard - Secretary,
             Chief Executive Officer,                                   Treasurer and Controller
               President, Director                              (Principal Accounting & Financial Officer)


/s/ ALLEN J. KEESLER, JR.                                   /s/ HERBERT STOCKHAM
- ---------------------------------------------------         ---------------------------------------------------
         Allen J. Keesler, Jr. - Director                               Herbert Stockham - Director


/s/ T. W. MITCHELL                                          /s/ CHARLES G. TAYLOR
- ---------------------------------------------------         ---------------------------------------------------
            T. W. Mitchell - Director                                   Charles G. Taylor - Director


/s/ WILLIAM C. HULSEY                                       /s/ JOHN M. BRADFORD
- ---------------------------------------------------         ---------------------------------------------------
            William C. Hulsey - Director                                John M. Bradford - Director


/s/ WM. KENDRICK UPCHURCH, JR.                              /s/ H. ALLEN FRANKLIN
- ---------------------------------------------------         ---------------------------------------------------
        Wm. Kendrick Upchurch, Jr. - Director                           H. Allen Franklin - Director


/s/ F. CROWDER FALLS
- ---------------------------------------------------
             F. Crowder Falls - Director
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